Revere Sector Opportunity ETF

RSPY

(a series of the Collaborative Investment Series Trust)

Supplement dated June 30, 2023 to the Prospectus and

Statement of Additional Information (“SAI”) dated July 29, 2022, as previously supplemented.

The Board of Trustees (the “Board”) of Collaborative Investment Series Trust (the “Trust”) has determined that it is in the best interests of shareholders to liquidate the Revere Sector Opportunity ETF (the “Fund”), a series of the Trust, following a recommendation by the Fund’s investment adviser, Tuttle Capital Management, LLC. The Board has determined to liquidate the Fund with the liquidation payment to shareholders expected to take place on or about July 28, 2023 (“Liquidation Date”).

After the close of business on the July 21, 2023, the Fund no longer will accept creation orders. The last day of trading in the Fund on the NYSE Arca, Inc. (the “Exchange”) will be July 28, 2023. Shareholders should be aware that while the Fund is preparing to liquidate, it will not be pursuing its stated investment objective or engaging in any business activities except for the purposes of winding up its business and affairs, preserving the value of their assets, paying its liabilities, and distributing its remaining assets to shareholders.

Shareholders may sell their holdings of the Fund on the Exchange until market close on July 28, 2023 and may incur typical transaction fees from their broker-dealer. The Fund’s shares will no longer trade on the Exchange after market close on July 28, 2023, and the shares will be subsequently delisted. Shareholders who do not sell their shares of the Fund before market close on July 28, 2023 will receive cash equal to the amount of the net asset value of their shares, which will include any capital gains and dividends, in the cash portion of their brokerage accounts, on or about the Liquidation Date.

Shareholders generally will recognize a capital gain or loss equal to the amount received for their shares over their adjusted basis in such shares. You may wish to consult your tax advisor about your particular situation.

If you have questions or need assistance, please contact your financial advisor directly or the Fund at (866) 904-0406.

This Supplement dated June 30, 2023 and the Prospectus and Statement of Additional Information dated July 29, 2022, provide relevant information for all shareholders and should be retained for future reference. Both the Prospectus and the Statement of Additional Information have been filed with the Securities and Exchange Commission and are incorporated by reference and can be obtained without charge by calling the Fund at (866) 904-0406.